EXHIBIT 99.02

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com * Bernstein Research Services Highlights Revenues Have Declined… % Change 3Q12 / 3Q11: (14)% 3Q12 / 2Q12: (2)% YTD12 / YTD11: (10)% $M *US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg) …In an Environment of Continued Weak Volumes United States Improved rankings in annual Institutional Investor All-America survey #7 ranked vs. #9 in 2011 #6 on a weighted basis vs. #7 in 2011 Europe Successful 9th Annual Pan-European Strategic Decisions Conference Nearly 650 clients attended presentations by more than 40 C-level executives “Best of Bernstein” analyst day with 15 presentations Two new analysts launched during the quarter Asia Continued progress on new analyst hires and launches One new hire in 3Q brings our total to 14 analysts Eight analysts have launched to date Strong ongoing growth in revenues and new clients 3Q the best revenue quarter ever 8th consecutive quarter of growth in number of active clients 3Q12 Accomplishments % Change in Trading Activity*

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com